INTERIM CONDENSED STATEMENTS OF CONSOLIDATED OPERATIONS - EUR (€) € in Thousands	6 Months Ended
	Jun. 30, 2025	Jun. 30, 2024
Revenues and other income
Revenues	€ 24,928	€ 6,163
Other income	1,710	3,126
Total revenues and other income	26,638	9,289
Research and development expenses	(14,529)	(21,987)
Selling, general and administrative expenses	(11,294)	(10,819)
Other operating incomes and expenses	(7)	(134)
Total operating expenses	(25,829)	(32,941)
Operating income (loss)	808	(23,652)
Financial income	645	3,386
Financial expenses	(6,831)	(1,463)
Financial income (loss)	(6,186)	1,924
Income tax	(6)	(144)
Net loss for the period	€ (5,383)	€ (21,872)
Basic loss per share (in euro per share)	€ (0.11)	€ (0.46)
Diluted loss per share (in euro per share)	€ (0.11)	€ (0.46)